UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Eagle Rock Energy Partners, L.P. on August 16, 2011.  This amendment is being filed to correct the number of exercised warrants (the “Warrants”) and aggregate exercise price for the exercise of the Warrants described in Item 3.02.

Item 3.02                                             Unregistered Sales of Equity Securities.

On August 15, 2011, certain entities affiliated with Eagle Rock Holdings, L.P. and Natural Gas Partners (collectively, the “NGP Parties”) exercised 3,975,362 warrants to purchase common units, and Eagle Rock Energy Partners, L.P. (the “Partnership”) issued an equivalent number of common units, for an aggregate exercise price of approximately $23.9 million.  The Warrants were initially issued in a transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(2) thereunder in connection with the Partnership’s June 2010 rights offering.  Similarly, the issuance of the common units upon exercise of the Warrants occurred in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereunder.

Item 7.01                                             Regulation FD Disclosure.

On August 16, 2011, the Partnership issued a press release announcing the results of its recent warrant exercise.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.”  All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011 and June 30, 2011, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Eagle Rock Energy Partners, L.P. dated August 16, 2011 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on August 16, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: August 18, 2011	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release of Eagle Rock Energy Partners, L.P. dated August 16, 2011 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on August 16, 2011).